SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):           21-Mar-01

CREDIT SUISSE FIRST BOSTON
Mortgage Securities Corp.
Mortgage Pass-Through Certificates Series 2001-WM2
(Exact name of registrant as specified in its charter)


Delaware             333-49820-03           13-3320910
(State or Other      (Commission            (I.R.S. Employer
Jurisdiction         File Number)           Identification No.)
of Incorporation)


         11 Madison Avenue
         New York, New York                    10010
         (Address of Principal               (Zip Code)
         Executive Offices)

Registrant's telephone number, including area code      (212) 325-2000


Item 5.  Other Events.

On behalf of Credit Suisse First Boston Mortgage Securities Corp., Trust Series 2001-WM2, Mortgage Pass-Through Certificates, a Trust Washington Mutual created pursuant to the Pooling and Servicing Agreement, dated February 1, 2001 by US Bank, NA, as trustee for the Trust, the Trustee has caused to be filed with the
Commission, the Monthly Report dated           21-Mar-01
The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly
Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due February 1, 2032.

A.       Monthly Report Information:
         See Exhibit No. 1

B.       Have any deficiencies occurred?   NO.
                     Date:
                     Amount:

C.       Item 1: Legal Proceedings:         NONE

D.       Item 2: Changes in Securities:     NONE

E. Item 4: Submission of Matters to a Vote of Certifi-catholders: NONE

F.       Item 5: Other Information - Form 10-Q, Part II -
         Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7.  Monthly Statementsand Exhibits

Information and Exhibits.

Exhibit No. 1

Credit Suisse First Boston Mortgage Securities Corp.
Mortgage Pass-Through Certificates Series 2001-WM2

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

Credit Suisse First Boston Mortgage Securities Corp.
Mortgage Pass-Through Certificates Series 2001-WM2

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

          Beginning                          Principal   Remaining  Distribution
Class      Balance     Principal   Interest     Loss      Balance      Date
I-A-1      115000000        772184   670833           0   114227816  21-Mar-01
I-A-2      201008900       1349703  1214429           0   199659197  21-Mar-01
I-A-3        3965517             0    23958           0     3938890  21-Mar-01
I-P           491783          1337        0           0      490446  21-Mar-01
I-S          1280411             0     7736           0     1279424  21-Mar-01
II-A        48163000        897156   280951           0    47265844  21-Mar-01
II-S         4993799             0    29130           0     4909539  21-Mar-01
M1           6425586          6551    38644           0     6419035  21-Mar-01
M2           2645239          2697    15909           0     2642542  21-Mar-01
M3           1511565          1541     9091           0     1510024  21-Mar-01
B1           1133674          1156     6818           0     1132518  21-Mar-01
B2            566836           578     3409           0      566258  21-Mar-01
B3            944734           963     5682           0      943771  21-Mar-01
R                100           100        1           0           0  21-Mar-01




          Beginning
         Current Prin  Principal             Remaining  Distribution
Class       Amount    Distribution Interest   Balance       Date
I-A-1      1000.00000       6.71464  5.83333   993.28536 21-Mar-01
I-A-2      1000.00000       6.71464  6.04167   993.28536 21-Mar-01
I-A-3      1000.00000       0.00000  6.04167   993.28542 21-Mar-01
I-P        1000.00000       2.71815  0.00000   997.28185 21-Mar-01
I-S        1000.00000       0.00000  6.04167   999.22887 21-Mar-01
II-A       1000.00000      18.62750  5.83333   981.37250 21-Mar-01
II-S       1000.00000       0.00000  5.83333   983.12715 21-Mar-01
M1         1000.00000       1.01950  6.01415   998.98050 21-Mar-01
M2         1000.00000       1.01950  6.01414   998.98050 21-Mar-01
M3         1000.00000       1.01950  6.01414   998.98050 21-Mar-01
B1         1000.00000       1.01950  6.01415   998.98050 21-Mar-01
B2         1000.00000       1.01950  6.01414   998.98050 21-Mar-01
B3         1000.00000       1.01946  6.01415   998.98054 21-Mar-01
R          1000.00000    1000.00000  6.00000     0.00000 21-Mar-01




                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                  Credit Suisse First Boston Mortgage Securities Corp.

                     By: /s/ Sheryl Christopherson
                     Name:         Sheryl Christopherson
                     Title:        Trust Officer
                                   US Bank

         Dated:           31-Mar-01